Exhibit 10.36

SIXTH AMENDMENT TO AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 24, 2017 (this “Amendment”), is entered into by and among the following parties:
(i)    OWENS CORNING RECEIVABLES LLC, a Delaware limited liability company, as seller (the “Seller”);
(ii)    OWENS CORNING SALES, LLC, a Delaware limited liability company (“Owens Corning Sales”), as initial servicer (in such capacity, the “Servicer”);
(iii)    THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“BNS”), as administrator (in such capacity, the “Administrator”), as a Related Committed Purchaser, as an LC Bank and as a Purchaser Agent for the Liberty Street Purchaser Group (in such capacity, the “Liberty Street Purchaser Agent”);
(iv)    PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Related Committed Purchaser, as an LC Bank and as a Purchaser Agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”);
(v)    LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Purchaser;
(vi)     CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Credit Agricole”), as a Related Committed Purchaser and as a Purchaser Agent for the Atlantic Purchaser Group (in such capacity, the “Atlantic Purchaser Agent”); and
(vii)    ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser.
R E C I T A L S
A.Each of the parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.The parties hereto desire to amend the Agreement as hereafter set forth.
NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
SECTION 2.Amendments to the Agreement. Effective as of the Effective Date, the Agreement is hereby amended as follows:
(a)A new Section 5.20 is hereby added to the Agreement and shall read as follows:
Section 5.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
(b)The definition of “CRD” set forth in Exhibit I to the Agreement is hereby deleted in its entirety.
(c)The definition of “Euro-Rate” set forth in Exhibit I to the Agreement is amended by adding the following sentence after the current final sentence of such definition:
Notwithstanding the foregoing, if the Euro-Rate as determined herein would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement.
(d)The definition of “LMIR” set forth in Exhibit I to the Agreement is amended by adding the following sentence after the current final sentence of such definition:
Notwithstanding the foregoing, if LMIR as determined herein would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement.
(e)The definition of “Owens Corning Credit Agreement” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:
“Owens Corning Credit Agreement” means the Amended and Restated Credit Agreement, dated as of November 13, 2015, among Owens Corning, the subsidiary borrowers party thereto, the lenders party thereto, Wells, as Administrator, and each of the other parties thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.
(f)The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “January 12, 2018” where it appears therein with the date “April 12, 2018”.
(g)The following definitions of “Bail-In Action”, “Bail-In Legislation”, “EEA Financial Institution”, “EEA Member Country”, “EEA Resolution Authority”, “EU Bail-In Legislation Schedule” and “Write-Down and Conversion Powers” are hereby added to Exhibit I to the Agreement in proper alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which writedown and conversion powers are described in the EU Bail-In Legislation Schedule.
(h)A new clause 2(k) is hereby added to Exhibit III to the Agreement and shall read as follows:

(k) EU Risk Retention. Each of the representations and warranties of Owens Corning Sales set forth in Schedule VI to this Agreement (EU Risk Retention Provisions) is true and correct.
(i)Clause 1(s) as set forth in Exhibit IV to the Agreement is replaced in its entirety with the following:
(s)    [Reserved].
(j)Clause 2(a)(iii) as set forth in Exhibit IV to the Agreement is replaced in its entirety with the following:
(iii)    Other Information. Such other information (including non-financial information) as the Administrator or any Purchaser Agent may from time to time reasonably request.
(k)A new clause 2(o) is hereby added to Exhibit IV to the Agreement and shall read as follows:
(o)    Owens Corning Sales shall perform each of its covenants set forth in Schedule VI to this Agreement (EU Risk Retention Provisions).
(l)A new Schedule VI is hereby added to the Agreement as set forth on Schedule VI attached hereto.
SECTION 3.Effect of Amendment; Ratification. All provisions of the Agreement and each other Transaction Document, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement or any other Transaction Document to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement or such other Transaction Document shall be deemed to be references to the Agreement or such other Transaction Document as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement or any other Transaction Document other than as expressly set forth herein is hereby ratified and confirmed.
SECTION 4.Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrator of duly executed counterparts of this Amendment from each of the parties hereto.
SECTION 5.Representations and Warranties. Each of Owens Corning Sales and the Seller hereby represents and warrants to the Administrator, each Purchaser Agent and each Purchaser as follows:
(a)Representations and Warranties. Each of the representations and warranties made by it under the Agreement and each of the Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its parts. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its respective terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event or Servicer Default exists or shall exist.
(d)Further Assurances. Such Person agrees to provide (or to cause to be provided) to the Administrator a copy of all agreements, documents, certificates and instruments, if any, relating to the subject matter of this Amendment, as the Administrator may reasonably request.
SECTION 6.Miscellaneous.
(a)Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an original executed counterpart hereof.
(b)Section Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)Fees and Expenses. The Seller unconditionally agrees to pay within 10 Business Days of any demand therefor all reasonable and documented costs and expenses incurred by the Administrator, any Purchaser Agent and/or any Purchaser in connection with the preparation, execution and delivery of this Amendment and the transactions contemplated hereby, including, without limitation, reasonable fees, costs and expenses of legal counsel for the Administrator, the Purchaser Agents and the Purchasers.
(d)Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
(e)Transaction Document. This Amendment shall constitute a Transaction Document.
(f)GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(g)JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
(signatures begin on the next page)

S-1    Sixth Amendment to
A&R RPA (Owens Corning)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OWENS CORNING SALES, LLC,
as Servicer

By: /s/ Brad Lazorka
Name: Brad Lazorka
Title: Treasurer

OWENS CORNING RECEIVABLES LLC,
as Seller

By: /s/ Brad Lazorka
Name: Brad Lazorka
Title: Assistant Treasurer
THE BANK OF NOVA SCOTIA,
as Administrator

By:     /s/ Paula J. Czach
Name: Paula J. Czach
Title:     Managing Director

THE BANK OF NOVA SCOTIA,
as a Related Committed Purchaser

By:     /s/ Paula J. Czach

Name: Paula J. Czach
Title:     Managing Director

THE BANK OF NOVA SCOTIA,
as an LC Bank

By:     /s/ Paula J. Czach
Name: Paula J. Czach
Title:     Managing Director

THE BANK OF NOVA SCOTIA,
as a Purchaser Agent

By:     /s/ Paula J. Czach
Name: Paula J. Czach
Title:     Managing Director

LIBERTY STREET FUNDING LLC,
as a Conduit Purchaser

By:     /s/ Jill A. Russo
Name:    Jill A. Russo
Title:     Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser

By:     /s/ Michael Brown
Name:    Michael Brown
Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LC Bank

By:     /s/ Michael Brown
Name:    Michael Brown
Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:     /s/ Michael Brown
Name:    Michael Brown
Title:     Senior Vice President
ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:    /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title:    Managing Director

By:    /s/ Sam Pilcer
Name:     Sam Pilcer
Title:    Managing Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Related Committed Purchaser

By:    /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title:     Managing Director

By:    /s/ Sam Pilcer
Name:     Sam Pilcer
Title:    Managing Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Purchaser Agent

By:    /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title:     Managing Director

By:    /s/ Sam Pilcer
Name:     Sam Pilcer
Title:    Managing Director

SCHEDULE VI

EU RISK RETENTION PROVISIONS

1. Definitions
As used in this Schedule VI, terms defined in Exhibit I to the Agreement have the meanings set forth therein, and the following capitalized terms have the following meanings:
“CRR” means Regulation (EU) No. 575/2013 of the European Parliament and of the Council of 26 June 2013, as supplemented by Commission Delegated Regulation (EU) No 625/2014.
“EU Retention Requirements” means Articles 404-410 (inclusive) of the CRR, together with any guidance published in relation thereto including any regulatory and/or implementing technical standards.
“Retained Interest” has the meaning set forth in paragraph 2(b) of this Schedule VI.
2. Risk Retention Provisions
Owens Corning Sales, as originator (as defined under Article 4(1)(13)(a) of the CRR), hereby confirms, represents and warrants, irrevocably and unconditionally agrees and undertakes to the Administrator, each Purchaser Agent and each Purchaser for the benefit of each Affected Person, in connection with the EU Retention Requirements, on an ongoing basis, until the latest of the Facility Termination Date, the date on which no Capital of or Discount in respect of the Purchased Interest shall be outstanding, the date the Aggregate LC Participation Amount is cash collateralized in full or the date all other amounts (other than contingent, unasserted indemnification claims) owed by the Seller or the Servicer under this Agreement to any Purchaser Agent, any Purchaser, the Administrator and any other Indemnified Party or Affected Person shall be paid in full:
(a)    Owens Corning Sales owns, directly, 100% of the membership interests of the Seller;
(b)    Owens Corning Sales retains and will retain a material net economic interest in the Pool Receivables in an amount of not less than 5% of the aggregate nominal value of the Pool Receivables, measured at the time of each acquisition of a Pool Receivable by the Seller, in the form of a first loss tranche as described in Article 405(1)(d) of the CRR, as represented by Owens Corning Sales’s 100% equity interest in the Seller and the Seller's right to receive Collections for its own account under Sections 1.4(b) and (d) of the Agreement (the “Retained Interest”) (it being acknowledged that such interest may be reduced without violation of this covenant by reason of cash flow allocation or through the allocation of losses in the manner permitted by the EU Retention Requirements);
(c)    Owens Corning Sales will not (and will not permit the Seller, any Originator or any of its other Affiliates to) sell, hedge or otherwise mitigate its credit risk under or associated with the Retained Interest, except to the extent permitted in accordance with Article 405(1) of the CRR;

(d)    Owens Corning Sales will not change the manner in which it retains its net economic interest in the Pool Receivables except under extraordinary circumstances as permitted in accordance with Article 405(1) of the CRR;
(e)    Owens Corning Sales will provide ongoing confirmation of Owens Corning Sales’s continued compliance with the obligations described in paragraphs (b) and (c) above:
(i)    in or concurrently with the delivery of each Information Package;
(ii)    promptly following the occurrence of any Servicer Default, Termination Event or Unmatured Termination Event; and
(iii)    from time to time upon request by the Administrator (on behalf of any Affected Person) in connection with any material change in the performance of the Pool Receivables or the transactions contemplated by Transaction Documents or any material breach of the Transaction Documents;
(f)    Owens Corning Sales will promptly notify the Administrator, the Purchaser Agents and the Purchasers in accordance with the Agreement of any violation of Owens Corning Sales’s commitment to retain the Retained Interest or any change in the manner in which the Retained Interest is held; and
(g)    Owens Corning Sales will provide (or cause the Seller, the Servicer or the Originators to provide), promptly on request by the Administrator or any Purchaser Agent on behalf of any Purchaser from time to time, such further information as the Administrator, any Purchaser Agent or any Purchaser may reasonably request in order to enable compliance by any Affected Person with any EU Retention Requirements, to the extent that such information is in the possession or control of Owens Corning Sales, the Seller, the Servicer or any Originator and that Owens Corning Sales (or the Seller, the Servicer or the Originators, as applicable) can provide such information without breaching applicable confidentiality laws or contractual obligations binding on them.